Exhibit 12.2
CUSIP No. 67612W108
AGREEMENT CONCERNING JOINT FILING
OF AMENDMENT NO. 12 TO SCHEDULE 13D
     The undersigned agree as follows:
     (i)  each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
     (ii)  each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.
     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.
     Dated October 30, 2009

V. PREM WATSA
/s/ V. Prem Watsa

1109519 ONTARIO LIMITED
By	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President and Director

THE SIXTY TWO INVESTMENT COMPANY LIMITED
By	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President and Director

810679 ONTARIO LIMITED
By	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President and Director

FAIRFAX FINANCIAL HOLDINGS LIMITED
By	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	Chairman and Chief Executive Officer

FFHL GROUP LTD.
By	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President and Director

FAIRFAX INC.
By	/s/ Eric P. Salsberg
	Name:	Eric P. Salsberg
	Title:	Vice President and Director

TIG HOLDINGS, INC.
By	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Vice President, Chief Financial Officer and Treasurer

TIG INSURANCE GROUP, INC.
By	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President and Chief Financial Officer

TIG INSURANCE COMPANY
By	/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President and Chief Financial Officer

ORH HOLDINGS INC.
By	/s/ Eric P. Salsberg
	Name:	Eric P. Salsberg
	Title:	Vice President and Director

UNITED STATES FIRE INSURANCE COMPANY
By	/s/ Paul Bassaline
	Name:	Paul Bassaline
	Title:	Vice President